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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K12G3


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 4, 2006


                               Simtek Corporation
               (Exact Name of Registrant as Specified in Charter)



          Delaware                   0-19027                    84-1057605
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)




              4250 Buckingham Dr. #100, Colorado Springs, CO 80907
                    (Address of Principal Executive Offices)


                                 (719) 531-9444
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01  Entry into a Material Definitive Agreement.

Conversion / Plan of Conversion

     On October 4, 2006, Simtek Corporation, a Colorado corporation ("Simtek-Colorado") adopted a Plan of Conversion (the "Plan") pursuant to which Simtek-Colorado converted (the "Conversion"), effective October 5, 2006, under Colorado and Delaware law, into a Delaware corporation named "Simtek Corporation" ("Simtek-Delaware", together with Simtek-Colorado, is referred to herein as the "Company"). A copy of the Plan is included herewith as Exhibit 2.1 and is incorporated herein by reference. The form of the Plan should be reviewed for the complete set of terms and conditions relating thereto.

Item 3.03  Material Modifications to Rights of Security Holders.

Reverse Stock Split Ratio / Effect of Conversion

     As disclosed in the Company's Current Report on Form 8-K filed July 10, 2006 (the "July 10 Form 8-K"), on June 29, 2006, at the 2006 Annual Meeting of Shareholders (the "Annual Meeting"), the Company shareholders approved a proposal providing for a reverse split of the issued and outstanding common stock of the Company at a specific conversion ratio to be later determined at the discretion of the Board of Directors of the Company (the "Board") within a predetermined range that was approved at the Annual Meeting.

     On September 5, 2006, pursuant to the authority granted by the shareholders of the Company, the Board approved a one-for-ten conversion ratio for the reverse split of the issued and outstanding common stock of the Company.

     As described in Item 1.01 above, on October 5, 2006, Simtek-Colorado reincorporated from Colorado into Delaware through the Conversion as contemplated under the provisions of the Plan. Upon the effectiveness of the Conversion, as provided in the Plan, (i) each issued and outstanding ten (10) shares of the common stock, par value $0.01 per share, of Simtek-Colorado (the "Colorado Common Stock") automatically, without the surrender of stock certificates or any further action on the part of the holder or the payment of any additional consideration, were combined and converted into one (1) validly issued, fully paid, and nonassessable share of the common stock, par value $0.0001 per share, of Simtek-Delaware (the "Delaware Common Stock"); and (ii) each option, warrant, convertible debenture, or other right to acquire shares of Colorado Common Stock was converted into and became an equivalent option, warrant, convertible debenture, or other right to acquire a number of shares of Delaware Common Stock equal to one (1) share of Delaware Common Stock for every ten (10) shares of Colorado Common Stock covered by such security at an exercise price per share of Delaware Common Stock equal to ten (10) times the exercise price applicable to a share of Colorado Common Stock covered by any such Simtek-Colorado option, warrant, or stock acquisition right immediately prior to the Conversion and otherwise on the same terms and conditions applicable to such security.

     Pursuant to the provisions of the Plan, the Company did not issue fractional shares with respect to the Conversion and any fractional shares of Delaware Common Stock that would otherwise have been issued as a result of the Conversion were rounded up to the nearest whole share. Following the Conversion, each previously issued and outstanding share of Colorado Common Stock was cancelled, retired, and ceased to exist.

     Each outstanding stock certificate, option, warrant, convertible debenture, or other instrument representing shares of Colorado Common Stock continues to represent the number of shares of Delaware Common Stock into which such shares of Colorado Common Stock converted. However, stockholders of the Company will be required to undertake an exchange of their Simtek-Colorado stock certificates for Simtek-Delaware stock certificates pursuant to instructions from the Company or its transfer agent.

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     Simtek-Delaware's Certificate of Incorporation, Bylaws, and the specimen stock certificate for shares of Delaware Common Stock, which documents are included herewith as Exhibits 3.1, 3.2, and 4.1, respectively and are incorporated herein by reference, will now govern the rights of holders of what, prior to the Conversion, was Simtek-Colorado's common stock. After the Conversion, Delaware corporate law is generally applicable in the determination of the rights of stockholders under state corporate laws.

     The Colorado Common Stock was registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). By virtue of the operation of Rule 12g-3 under the Exchange Act, the shares of Delaware Common Stock are deemed automatically registered under Section 12(g) of the Exchange Act. Simtek-Delaware will continue to be subject to the reporting requirements of Section 13 of the Exchange Act in the same manner as Simtek-Colorado had been subject to such requirements immediately prior to the reincorporation.

     As of the effective date of the Conversion, the Company ceased to exist under Colorado law but continued to exist as a Delaware corporation. The Conversion effects a change in the legal domicile of the Company. The Conversion will not result in any significant change in the Company's business, management, employees, fiscal year, assets, or liabilities, will not cause the principal executive offices or other facilities of the Company to be moved, and will not result in any relocation of management or other employees. As disclosed in the July 10 Form 8-K, the holders of a majority of the outstanding shares of the common stock of Simtek-Colorado approved the reincorporation and reverse split on June 29, 2006, at the Annual Meeting.

Description of Capital Stock

     The Company is authorized to issue, pursuant to its Delaware Certificate of Incorporation, 30,000,000 shares of Delaware Common Stock and 200,000 shares of preferred stock, par value $0.0001 per share. The following is a summary of the material terms of the Company's capital stock. The Company's Certificate of Incorporation and Bylaws should be referred to for more detailed information and are incorporated herein by reference.

Common Stock

     Each share of Delaware Common Stock entitles its record holder to one vote on all matters to be voted on by the stockholders of the Company. When a quorum is present at any meeting of stockholders, a plurality of the stockholders shall decide the election of directors and a majority of the stockholders shall decide any other question, unless the question is one upon which Delaware law, the Certificate of Incorporation or the Bylaws require a different vote.

     The Board consists of five directors, all of whom are elected annually at the annual meeting of stockholders, and is not classified. No provision of the Company's Certificate of Incorporation or Bylaws provides for cumulative voting in the case of the election of directors or on any other matter.

     Each holder of Delaware Common Stock is entitled to share pro rata in any dividends paid on the Delaware Common Stock in funds legally available for that purpose, when, as and if declared by the Board in its discretion. The shares of Delaware Common Stock have no preferred dividend rights or any conversion, redemption, or other rights, or any rights to payment from any sinking or similar fund. The shares of Delaware Common Stock also do not have any preemptive, subscription, or other similar rights. There are no restraints in the Certificate of Incorporation or Bylaws of the Company on the right of holders of shares of Delaware Common Stock to sell or otherwise alienate their shares of stock in the Company. There are no provisions in the Certificate of Incorporation or Bylaws of the Company providing for any calls or assessments against holders of shares of Delaware Common Stock or discriminating against any existing or prospective holder of shares of Delaware Common Stock as a result of such security holder owning a substantial amount of securities. Upon liquidation, dissolution, or winding up of the Company, each holder of shares of


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Delaware Common Stock will be entitled to receive a pro rata share of the assets of the Company, after payment of all the Company's debts and liabilities and subject to any applicable liquidation or other payments owed to preferred stockholders.

     The Company's common stock is currently traded on the Over-the-Counter Bulletin Board (OTCBB) under the trading symbol "SMTE".

Preferred Stock

     The shares of preferred stock of the Company are not designated by series, and there are no currently outstanding shares of preferred stock. The Company may issue preferred stock from time to time in one or more series. The Board is authorized, without the approval of existing stockholders, to authorize from time to time the issuance of one or more classes or series of preferred stock and to fix the designations, powers, preferences, and relative, participating, optional, or other rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to each such class or series of preferred stock and the number of shares constituting each such class or series, and to increase or decrease the number of shares of any such class or series to the extent permitted by law. The issuance of preferred stock by our Board could dilute and harm the rights of the holders of our common stock. It could potentially be used to discourage attempts by others to obtain control of us through merger, tender offer, proxy contest, or otherwise by making such attempts more difficult to achieve or more costly.

Anti-Takeover Provisions

     The Company, as discussed in the preceding paragraph, may issue preferred stock from time to time in one or more series, pursuant to certain authority held by the Board, including the authority to fix the designations, powers, preferences, and relative, participating, optional, or other rights, if any, and the qualifications, limitations, or restrictions of such preferred stock. The issuance of preferred stock may have the effect of making removal of management more difficult and delaying, deferring, or preventing a change in control of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

     Please see response to Item 3.03.

Item 9.01  Financial Statements and Exhibits.

     (d) Exhibits.

         Exhibit Number   Description
         --------------   -----------

              2.1 Plan of Conversion of Simtek Corporation, a Colorado corporation, into Simtek Corporation, a Delaware corporation, dated October 4, 2006.

              3.1 Certificate of Incorporation for Simtek Corporation, a Delaware corporation.

              3.2         Bylaws of Simtek Corporation, a Delaware corporation.

              4.1 Form of Common Stock Certificate of Simtek Corporation, a Delaware corporation.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SIMTEK CORPORATION


                                   By: /s/ Brian Alleman
                                       ------------------------------------
                                       Brian Alleman, Secretary, Vice President,
                                       and Chief Financial Officer


October 10, 2006































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                                  EXHIBIT INDEX


Exhibit Number     Description
--------------     -----------

     2.1 Plan of Conversion of Simtek Corporation, a Colorado corporation, into Simtek Corporation, a Delaware corporation, dated October 4, 2006.

     3.1 Certificate of Incorporation for Simtek Corporation, a Delaware corporation.

     3.2           Bylaws of Simtek Corporation, a Delaware corporation.

     4.1 Form of Common Stock Certificate of Simtek Corporation, a Delaware corporation.



























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